UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2016

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
On October 5, 2016, DTE Energy Company (the “Company”) issued and sold 13,500,000 Equity Units, initially consisting of Corporate Units (the “Corporate Units”), for an aggregate stated amount of $675 million, as more fully described below, pursuant to an Underwriting Agreement, dated September 29, 2016, between the Company and the several Underwriters named in Schedule I thereto (the “Units Underwriting Agreement”), for whom Wells Fargo Securities, LLC acted as representative.
Also on October 5, 2016, the Company issued and sold $400,000,000 aggregate principal amount of the Company’s 2016 Series D 1.500% Senior Notes due 2019 and $600,000,000 aggregate principal amount of the Company’s 2016 Series E 2.850% Senior Notes due 2026 (together, the “Senior Notes”), pursuant to an Underwriting Agreement, dated September 29, 2016, between the Company and the several Underwriters named in Schedule I thereto (the “Senior Notes Underwriting Agreement”), for whom Wells Fargo Securities, LLC acted as representative.
The Senior Notes and the Corporate Units have been issued pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-210556) (as amended, the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, and the related Prospectus dated September 28, 2016 and Prospectus Supplements each dated September 29, 2016. Copies of the Units Underwriting Agreement, the Senior Notes Underwriting Agreement and opinions related to the Corporate Units and the Senior Notes are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement. The foregoing descriptions of the terms of the Units Underwriting Agreement and the Senior Notes Underwriting Agreement are qualified in their entirety by reference to the actual terms of the applicable exhibits attached hereto.
Each Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract obligating the holder to purchase from the Company for a price in cash of $50, on the purchase contract settlement date, or October 1, 2019, subject to earlier termination or settlement, a certain number of shares of common stock; and (ii) a 1/20, or 5%, undivided beneficial ownership interest in $1,000 principal amount of the Company’s 2016 Series C 1.50% Remarketable Senior Notes due 2024 (the “Remarketable Notes”). Holders of the Corporate Units will be entitled to receive quarterly contract adjustment payments at a rate of 5.00% per year of the stated amount of $50 per Corporate Unit, subject to the Company’s right to defer such payments.
The Remarketable Notes are being issued pursuant to an indenture, dated as of April 9, 2001, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Remarketable Note Trustee”), as supplemented by a supplemental indenture, dated as of September 1, 2016 (as supplemented, the “Remarketable Note Indenture”), between the Company and the Remarketable Note Trustee. The Corporate Units are being issued pursuant to a Purchase Contract and Pledge Agreement, dated as of October 5, 2016 (the “Purchase Contract and Pledge Agreement”), between the Company and The Bank of New York Mellon Trust Company, N.A., as purchase contract agent, collateral agent, custodial agent and securities intermediary. Under the terms of the Purchase Contract and Pledge Agreement, the Remarketable Notes are being pledged as collateral to secure the holders’ obligation to purchase the shares of Common Stock under the related purchase contracts that form a part of the Corporate Units. A holder of Corporate Units, at its option, may elect to create “Treasury Units” by substituting pledged U.S. Treasury securities for any pledged ownership interests in the Remarketable Notes. The Remarketable Notes will be remarketed, subject to certain terms and conditions, prior to the purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement to be executed in the future.
The Senior Notes are being issued pursuant to an indenture, dated as of April 9, 2001, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Senior Note Trustee”),

as supplemented by a supplemental indenture, dated as of October 1, 2016 (as supplemented, the “Senior Note Indenture”), between the Company and the Senior Note Trustee.
Copies of the Purchase Contract and Pledge Agreement and the related Supplemental Indenture, are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement. The foregoing descriptions are qualified in their entirety by reference to the actual terms of the exhibits attached hereto.

Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits

1.1	Units Underwriting Agreement, dated September 29, 2016, between the Company and the several Underwriters named in Schedule I thereto, for whom Wells Fargo Securities, LLC acted as representative.
1.2
Senior Notes Underwriting Agreement, dated September 29, 2016, between the Company and the several Underwriters named in Schedule I thereto, for whom Wells Fargo Securities, LLC acted as representative.

4.1
Supplemental Indenture, dated as of September 1, 2016, to the Amended and Restated Indenture, dated as of April 9, 2001, by and between DTE Energy Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee creating the Remarketable Notes (2016 Series C).

4.2
Supplemental Indenture, dated as of October 1, 2016, to the Amended and Restated Indenture, dated as of April 9, 2001, by and between DTE Energy Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee creating the Senior Notes (2016 Series D and E).

4.3
Purchase Contract and Pledge Agreement, dated as of October 5, 2016, between the Company and The Bank of New York Mellon Trust Company, N.A., as purchase contract agent, collateral agent, custodial agent and securities intermediary.

5.1	Opinion and Consent of Patrick B. Carey, Esq., Associate General Counsel of DTE Energy Company, relating to the Corporate Units.
8.1	Opinion and Consent of Hunton & Williams LLP regarding tax matters relating to the Corporate Units.
23.1	Consent of Patrick B. Carey, Esq., Associate General Counsel of DTE Energy (included in the opinion filed as Exhibit 5.1).
23.2	Consent of Hunton & Williams LLP (included in the opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 5, 2016

DTE ENERGY COMPANY (Registrant)

/s/Jeffrey A. Jewell Jeffrey A. Jewell Vice President and Controller

EXHIBIT INDEX

1.1	Units Underwriting Agreement, dated September 29, 2016, between the Company and the several Underwriters named in Schedule I thereto, for whom Wells Fargo Securities, LLC acted as representative.
1.2
Senior Notes Underwriting Agreement, dated September 29, 2016, between the Company and the several Underwriters named in Schedule I thereto, for whom Wells Fargo Securities, LLC acted as representative.

4.1
Supplemental Indenture, dated as of September 1, 2016, to the Amended and Restated Indenture, dated as of April 9, 2001, by and between DTE Energy Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee creating the Remarketable Notes (2016 Series C).

4.2
Supplemental Indenture, dated as of October 1, 2016, to the Amended and Restated Indenture, dated as of April 9, 2001, by and between DTE Energy Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee creating the Senior Notes (2016 Series D and E).

4.3
Purchase Contract and Pledge Agreement, dated as of October 5, 2016, between the Company and The Bank of New York Mellon Trust Company, N.A., as purchase contract agent, collateral agent, custodial agent and securities intermediary.

5.1	Opinion and Consent of Patrick B. Carey, Esq., Associate General Counsel of DTE Energy Company, relating to the Corporate Units.
8.1	Opinion and Consent of Hunton & Williams LLP regarding tax matters relating to the Corporate Units.
23.1	Consent of Patrick B. Carey, Esq., Associate General Counsel of DTE Energy (included in the opinion filed as Exhibit 5.1).
23.2	Consent of Hunton & Williams LLP (included in the opinion filed as Exhibit 8.1).